Dear Shareholder:

Enclosed is the annual report of the operations of the Montana Tax-Free Fund, Inc., the "Fund," for the year ended December 31, 1999. The Fund's portfolio and related financial statements are presented within for your review.

As we start the new millennium, 1999 will go down as one of the worst years in bond market history. The benchmark 30-year Treasury bond has seen a value loss of approximately 27%, as yields have risen from a January yield of 5.07% to a year ending 6.48%. Stabilizing global economies and a U.S. economy growing at what many economists believe is an unsustainable pace has led the Federal Reserve to raise short-term interest rates three times in 1999 for a total increase of three quarters of one percent. Strong consumer confidence, low unemployment, housing and retail sales at record levels, and a doubling of crude oil prices contributed to the Federal Reserve's actions.

Tax-free municipal bonds haven't faired much better.  A long-term tax-free bond worth $1,000.00 on December 31, 1998 would be worth roughly $860.00 today, as yields have risen from a January yield of 4.94% to a year ending 5.94% on
AAA rated bonds.   As a result, we are now seeing Montana municipal bonds
paying 90% to as high as 100% of the 30-year Treasury yield. Historically, municipals have averaged 85% of the 30-year Treasury yield over the past ten years. In terms of real rates of return, this is a very attractive opportunity.

The Fund began the year at $10.05 and closed the year at $9.36, for a total return of (2.32)%*. In anticipation of stronger economic growth, the Fund at times during the year utilized a defensive position in U.S. Treasury futures. Share price was stabilized as yields on U.S. Treasuries rose throughout the year. Stability of share price is the primary objective of a defensive position.

Diversification remains an important strategy of the Fund. Throughout the year, purchases in the primary and secondary market included Montana Health Facilities for Providence Services, Montana Long Range Building, and Montana Higher Education Student Assistance issues.

High current income exempt from federal and state income tax with preservation of capital remain the objectives of the Fund.

Sincerely,

Monte L. Avery                    Robert E. Walstad
Chief Portfolio Strategist        President

* without C.D.S.C.


Terms & Definitions
-------------------

Average Annual Total Return
    A standardized measurement of the return (yield and appreciation) earned by the fund on an annual basis.

Contingent Deferred Sales Charge (CDSC)
    A charge applied at the time of redemption, assuming redemption at the end of the period.

Coupon Rate or Face Rate
    The rate of interest payable annually, based on the face amount of the bond; expressed as a percentage.

Lehman Brothers Municipal Bond Index
    An unmanaged list of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

Market Value
    Actual (or estimated) price at which a bond trades in the market place.

Maturity
    A measure of the term or life of a bond in years. When a bond "matures," the issuer repays the principal.

Net Asset Value (NAV)
    The value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Quality Ratings
    A designation assigned by independent rating companies to give a relative indication of a bond's credit worthiness. "AAA", "AA" and "A" indicate investment grade securities. Ratings can range from a high of "AAA" to a low of "D".

Total Return
    Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in the fund's portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

PERFORMANCE & COMPOSITION
-------------------------

Portfolio Quality Ratings
(based on Total Long-Term Investments)
--------------------------------------
[pie chart]
AAA                     42.9
AA                      18.6
A                       19.1
BBB                      8.9
NR                      10.5

Quality ratings reflect the financial strength of the issuer. They are assigned by independent rating services such as Moody's Investors Services and Standard & Poor's. Non-rated bonds have been determined to be of appropriate quality for the portfolio by ND Money Management, Inc., the investment adviser.


Portfolio Market Sectors
(as a % of Net Assest)
------------------------
[pie chart]
HC-Health Care           30.3
I-Industrial             25.5
H-Housing                16.0
S-School                 12.5
GO-General Obligation     6.5
O-Other                   3.7
T-Transportation          3.5
WS-Water/Sewer            2.0

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.
These percentages are subject to change.


COMPARATIVE INDEX GRAPH
-----------------------
[line graph]
              Comparison of change in value of a $10,000 investment in the Montana Tax-Free Fund and the Lehman Brothers Municipal Bond Index

              Montana Tax-Free Fund           Lehman Brothers
              w/o CDSC                        Municipal Bond Index
               ---------------------------------------------------------------
8/12/1993     $10,000                         $10,000
1993          $10,268                         $10,363
1994          $10,093                         $ 9,827
1995          $11,390                         $11,543
1996          $12,019                         $12,055
1997          $12,736                         $13,164
1998          $13,201                         $14,018
1999          $12,896                         $13,728

Average Annual Total Returns
----------------------------
                                  For periods ending December 31, 1999
                                 ---------------------------------------
                                                                Since Inception
                           1 year      5 year     10 year       (Aug. 12, 1993)
-------------------------------------------------------------------------------
Without CDSC               (2.32)%     5.02%        N/A              4.06%
With CDSC (4% max)         (6.04)%     N/A          N/A               N/A
-------------------------------------------------------------------------------

Putting Performance into Perspective
Returns are historical and are not a guarantee of future results. The graph comparing your Fund's performance to a benchmark index provides you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two.
The Lehman Brothers index is a national index representative of the national municipal bond market, whereas the Fund concentrates its investments in Montana municipal bonds. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends. The Fund's share price, yields, and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.

Key Statistics
--------------

12-31-98 NAV (share value)             $10.05
12-31-99 NAV                           $9.36
Average Maturity                       22.2 years
Number of Issues                       73
Total Net Assets                       $60,492,030


Schedule of Investments December 31, 1999


Name of Issuer                                                  Rating
Percentages represent the market value of each investment      (Unaudited)    Coupon                Principal       Market
category to total net assets                                   Moody's/S&P     Rate     Maturity     Amount         Value
------------------------------------------------------------------------------------------------------------------------------

MONTANA MUNICIPAL BONDS (97.0%)
Anaconda-Deer River Cty., MT (Arco) Solid Waste Facs. Rev.          A/A       6.375%   10/01/16   $  1,500,000   $  1,514,805
Billings, MT (West Park Vill.) Multifam. Hsg. Devl. Ref. Rev.     Aaa/AAA     5.550    12/01/32      2,500,000      2,404,950
Billings, MT Tax Increment Urban Renewal Ref.                   Baa-3/NR      7.100    03/01/08        650,000        674,394
Forsyth, MT (Montana Power) Pollution Control Rev. MBIA           Aaa/AAA     5.900    12/01/23        600,000        591,060
*Forsyth, MT (Montana Power) Pollution Control Rev. MBIA          Aaa/AAA     6.125    05/01/23      1,410,000      1,417,402
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.         Baa-1/A-      6.125    05/01/23      1,220,000      1,200,029
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.         Baa-1/A-      5.900    12/01/23        300,000        288,249
#Forsyth, MT (Montana Power) Pollution Control Rev. Ref.          Aaa/AAA     6.125    05/01/23      4,250,000      4,256,502
Forsyth, MT (Montana Power) Pollution Control Rev. Ref.           Aaa/AAA     5.900    12/01/23        225,000        221,647
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC           Aaa/AAA     7.050    08/01/21        750,000        790,830
*Forsyth, MT (Puget Sound) Pollution Control Rev. AMBAC           Aaa/AAA     6.800    03/01/22        565,000        571,424
Forsyth, MT (Puget Sound) Pollution Control Rev. MBIA             Aaa/AAA     5.875    04/01/20        540,000        534,773
*Great Falls, MT Water & Sewerage Rev. FGIC                       Aaa/AAA     6.400    08/01/12        300,000        309,753
Hamilton, MT (Valley View Estates) Nursing Home Rev.               NR/NR      7.250    05/01/26        250,000        249,460
Kalispell, MT Flathead Municipal Airport Auth. (Glacier Park)      NR/NR      6.300    06/01/17      2,190,000      2,107,787
Lewis & Clark Cty., MT Solid Waste Facs. Rev.                     A-3/NR      6.100    10/01/14        250,000        257,148
Lewis & Clark MT Environmental Rev. (Asarco Project)               NR/NR      5.600    01/01/27      2,300,000      2,023,632
Lewis & Clark MT Environmental Rev. (Asarco Project)               NR/NR      5.850    10/01/33        500,000        447,010
Lewistown, MT Water Syst. Rev.                                     NR/NR      5.700    07/01/15        435,000        437,662
Lewistown, MT Water Syst. Rev.                                     NR/NR      5.700    07/01/16        460,000        461,458
Montana ST (Long Range Bldg) G.O.                                Aa-3/AA-     5.000    08/01/16      1,080,000      1,005,091
Montana ST (Long Range Bldg) G.O.                                Aa-3/AA-     5.000    08/01/17      1,070,000        995,592
Montana ST (Long Range Bldg) G.O.                                Aa-3/AA-     5.000    08/01/18      1,250,000      1,162,962
MT (Broadwater Power) Coal Severance Tax Ref.                     A-1/AA-     6.875    12/01/17        445,000        461,892
MT Board of Hsg., Multifamily Mrtge. FHA                         Aa-1/NR      6.150    08/01/26        450,000        451,053
MT Board of Hsg., Single Family Mrtge.                             Aa/AA+     6.150    06/01/30      1,150,000      1,154,658
MT Board of Hsg., Single Family Program                            Aa/AA+     6.400    12/01/35        490,000        492,029
MT Board of Hsg., Single Family Program                          Aa-1/AA+     6.400    12/01/27        305,000        307,650
MT Board of Hsg., Single Family Program                            Aa/AA+     5.950    12/01/27        300,000        292,698
MT Board of Hsg., Single Family Program                            Aa/AA+     6.500    12/01/32        150,000        149,988
MT Board of Hsg., Single Family Program                            Aa/AA+     6.100    12/01/24        545,000        537,572
MT Board of Hsg., Single Family Program                            Aa/AA+     6.300    06/01/08        135,000        140,979
MT Board of Hsg., Single Family Program                            Aa/AA+     6.750    12/01/14        115,000        120,004
MT Board of Hsg., Single Family Program                            Aa/AA+     6.900    06/01/25         15,000         15,031
MT Board of Hsg., Single Family Program                            Aa/AA+     6.700    12/01/26        175,000        177,524
MT Board of Hsg., Single Family Program FHA/VA                     Aa/AA+     6.350    06/01/27        965,000        970,124
MT Board of Hsg., Single Family Program FHA/VA                     Aa/AA+     6.250    12/01/17      1,920,000      1,955,866
MT Board of Hsg., Single Family Program FHA/VA                     Aa/AA+     6.550    12/01/25         60,000         60,550
MT Board of Hsg., Single Family Program FHA                      Aa-1/AA+     5.450    06/01/27        490,000        464,736
MT Board of Regents (Univ. of MT) Fac. Impvt. Rev. MBIA           Aaa/AAA     5.000    05/15/21        650,000        591,318
MT Board of Regents (Univ. of MT) Fac. Impvt. Rev. MBIA           Aaa/AAA     5.000    05/15/17        600,000        559,470
MT Hgr. Educ. Student Assistance Corp. Rev.                         A/NR      6.500    12/01/12        250,000        257,915
MT Hgr. Educ. Student Assistance Corp. Rev.                         A/NR      6.500    12/01/14        500,000        510,225
MT Hgr. Educ. Student Assistance Corp. Rev.                         A/NR      5.500    12/01/31      2,000,000      1,826,840
MT Hgr. Educ. Student Assistance Corp. Rev.                         A/NR      6.400    12/01/32      1,250,000      1,231,312
MT Hlth. Facs. Auth. (Big Horn Hosp. - Hardin) Rev.                 A/NR      5.100    02/01/18        300,000        270,048
MT Hlth. Facs. Auth. (Billings Clinic Deaconess) Rev.             Aaa/AAA     5.250    02/15/20      1,200,000      1,118,976
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.                 NR/A+      5.750    06/01/08        100,000        100,252
MT Hlth. Facs. Auth. (Kalispell Regl. Hosp.) AMBAC                Aaa/AAA     5.000    07/01/18        250,000        228,748
MT Hlth. Facs. Auth. (Bozeman Deaconess) Rev. Ref.                 NR/A+      5.000    06/01/18      1,500,000      1,355,355
MT Hlth. Facs. Auth. (Lewis & Clark Nursing Home) Rev.              A/NR      5.100    02/01/18        350,000        314,346
MT Hlth. Facs. Auth. (Lewis & Clark Office Proj.) Rev.              A/NR      5.100    02/01/18        150,000        134,720
MT Hlth. Facs. Auth. (Master Loan Program) Rev.                     A/NR      6.400    10/01/14        450,000        462,614
MT Hlth. Facs. Auth. (Missoula Community Medl. Ctr.) Rev.          NR/BBB-    6.375    06/01/18      2,830,000      2,845,395
MT Hlth. Facs. Auth. (Northern MT Care Ctr. - Havre) Rev.       Baa-3/NR      6.350    09/01/15      1,000,000      1,002,820
MT Hlth. Facs. Auth. (Prerelease Ctr.) Rev.                        NR/BBB+    5.600    10/01/17        750,000        711,638
MT Hlth. Facs. Auth. (Providence Services) MBIA                   Aaa/AAA     5.375    12/01/25      2,800,000      2,626,204
MT Hlth. Facs. Auth. (Providence Services) MBIA                   Aaa/AAA     5.450    12/01/26        100,000         94,038
MT Hlth. Facs. Auth. (Sisters of Charity) Rev. MBIA               Aaa/AAA     5.000    12/01/24      2,620,000      2,320,062
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev.             Aaa/NR      5.000    06/01/18      1,340,000      1,223,876
MT Hlth. Facs. Auth. (State Hospital) Hlth. Care Rev.             Aaa/NR      5.000    06/01/22      1,525,000      1,357,799
MT Hlth. Facs. Auth. (Toole Cty., Marias Heritage Project)         NR/NR      6.375    11/01/22        200,000        189,644
MT Hlth. Facs. Auth. (Toole Cty., Marias Heritage Project)         NR/NR      6.500    11/01/27        285,000        268,775
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                     A/NR      6.300    06/01/14        500,000        519,155
MT State Hlth. Facs. Auth. (MT Devl. Ctr.) Rev.                     A/NR      6.400    06/01/19        930,000        939,560
MT State Univ. Rev. MBIA                                          Aaa/AAA     5.250    11/15/13      1,165,000      1,128,128
*MT State Univ. Rev. MBIA                                         Aaa/AAA     5.625    11/15/25      1,000,000        960,860
MT State Univ. Rev. MBIA                                          Aaa/AAA     5.375    11/15/21        500,000        474,910
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.      Aaa/AAA     5.600    07/01/16        155,000        152,297
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.      Aaa/AAA     5.600    07/01/15        145,000        141,985
Phillips Cty., MT Eastern School Dist. #14 School Bldg. G.O.      Aaa/AAA     5.600    07/01/17        165,000        160,913
Phillips Cty., MT High School Dist. #A School Bldg. G.O.          Aaa/AAA     5.600    07/01/15        290,000        286,592
*Richland Cty., MT (MDU) Pollution Control Rev. FGIC              Aaa/AAA     6.650    06/01/22        600,000        627,462
                                                                                                                  -----------
TOTAL MONTANA MUNICIPAL BONDS (COST: $61,063,859)                                                                 $58,670,226
                                                                                                                  -----------
SHORT-TERM SECURITIES (2.5%)
Federated Tax-Free Trust 73                                                                                       $   496,553
Federated Intermediate Municipal Trust 78                                                                             991,080
                                                                                                                  -----------
TOTAL SHORT-TERM SECURITIES (COST: $1,496,553)                                                                    $ 1,487,633
                                                                                                                  -----------
TOTAL INVESTMENTS IN SECURITIES (COST: $62,560,412 )                                                              $60,157,859
OTHER ASSETS LESS LIABILITIES                                                                                         334,171
                                                                                                                  -----------
NET ASSETS                                                                                                        $60,492,030
                                                                                                                  ===========

[FN]
*Indicates bonds are segregated by the custodian to cover when-issued or delayed-delivery purchases.

#Indicates bonds are segregated by the custodian to cover initial margin requirements.

FOOTNOTE: Non-rated (NR) securities have been determined to be of investment grade quality by the Fund's Manager.

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 1999
Statement of Assets and Liabilities December 31, 1999
-----------------------------------------------------

ASSETS
     Investments in securities, at value (cost: $62,560,412)           $   60,157,859
     Receivable for fund shares sold                                               58
     Accrued dividends receivable                                               6,019
     Accrued interest receivable                                              646,911
     Prepaid expenses                                                           2,891
                                                                       --------------
        Total Assets                                                   $   60,813,738
                                                                       --------------

LIABILITIES
     Payable for fund shares redeemed                                  $        2,125
     Dividends payable                                                        254,440
     Accrued expenses                                                          65,143
                                                                       --------------
        Total Liabilities                                              $      321,708
                                                                       --------------

NET ASSETS                                                             $   60,492,030
                                                                       ==============

Net assets are represented by:
     Capital stock outstanding, at par                                 $        6,465
     Additional paid-in capital                                            63,834,850
     Accumulated undistributed net realized gain (loss) on investments       (946,732)
     Unrealized depreciation on investments                                (2,402,553)
                                                                       --------------
          Total amount representing net assets applicable to
          6,464,834 outstanding shares of $.001 par value
          common stock (200,000,000 shares authorized)                 $   60,492,030
                                                                       ==============
Net asset value per share                                              $         9.36
                                                                       ==============

Statement of Operations for the year ended December 31, 1999
------------------------------------------------------------

INVESTMENT INCOME
    Interest                                                           $    3,397,745
    Dividends                                                                  50,499
                                                                      ---------------
         Total Investment Income                                      $     3,448,244
                                                                      ---------------
EXPENSES
    Investment advisory fees                                          $       372,174
    Distribution fees (12b-1)                                                 465,217
    Transfer agent fees                                                        72,958
    Accounting service fees                                                    53,845
    Custodian fees                                                              9,330
    Professional fees                                                          13,804
    Reports to shareholders                                                     4,575
    Directors fees                                                              4,462
    Transfer agent out of pockets                                               8,657
    License, fees, and registrations                                            1,235
    Insurance expense                                                           4,282
                                                                      ---------------
        Total Expenses                                                $     1,010,539
     Less expenses waived or absorbed
     by the Fund's manager                                                   (204,163)
                                                                      ---------------
         Total Net Expenses                                           $       806,376
                                                                      ---------------
NET INVESTMENT INCOME                                                 $     2,641,868
                                                                      ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
     Net realized gain (loss) from:
     Investment transactions                                          $      (176,650)
     Futures transactions                                                   1,056,283
     Net change in unrealized appreciation (depreciation) of:
     Investments                                                           (4,887,351)
     Futures                                                                 (178,023)
                                                                      ---------------
     Net Realized And Unrealized Gain (Loss) on Investments
        and Futures                                                   $    (4,185,741)
                                                                      ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $    (1,543,873)
                                                                      ===============

The accompanying notes are an integral part of these financial statements.


Financial Statements December 31, 1999

Statement of Changes in Net Assets
For the year ended December 31, 1999, and the year ended December 31, 1998
--------------------------------------------------------------------------


                                                                              For the                       For the
                                                                            Year Ended                    Year Ended
                                                                          December 31, 1999             December 31,1998
                                                                         ------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
    Net investment income                                                  $       2,641,868             $      2,273,282
    Net realized gain (loss) on investment and futures transactions                  879,633                     (880,618)
    Net change in unrealized appreciation (depreciation) on investments
    and futures                                                                   (5,065,374)                     563,938
                                                                          ------------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Operations   $      (1,543,873)            $      1,956,602
                                                                          ------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income ($.42 and $.42 per share,
    respectively)                                                          $      (2,641,868)            $     (2,273,282)
    Return of capital distributions ($.05 and $.05 per share, respectively)         (310,145)                    (272,297)
    Distributions from net realized gain on investment
    and futures transactions                                                               0                            0
                                                                          ------------------------------------------------
         Total Dividends and Distributions                                 $      (2,952,013)            $     (2,545,579)
                                                                          ------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sale of shares                                           $      11,085,486             $     13,684,445
    Proceeds from reinvested dividends                                             1,867,130                    1,658,612
    Cost of shares redeemed                                                       (6,843,552)                  (3,624,331)
                                                                          ------------------------------------------------
         Net Increase (Decrease) in Net Assets Resulting From Capital
         Share Transactions                                                $       6,109,064             $     11,718,726
                                                                          ------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                    $       1,613,178             $     11,129,749

NET ASSETS, BEGINNING OF PERIOD                                                   58,878,852                   47,749,103
                                                                          ------------------------------------------------
NET ASSETS, END OF PERIOD                                                  $      60,492,030             $     58,878,852
                                                                          ================================================

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements  December 31, 1999

Note 1.     ORGANIZATION

Montana Tax-Free Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on April 15, 1993, and commenced operations on August 12, 1993. The Fund's objective is to provide as high a level of current income exempt from federal and Montana income taxes as is consistent with preservation of capital. The Fund will seek to achieve this by investing primarily in a portfolio of Montana tax-exempt securities.

Shares of the Fund are offered with no initial sales charge. Shares may be subject to a contingent deferred sales charge if redeemed within five years of purchase.

Note 2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation - Securities for which quotations are not readily available (which will constitute a majority of the securities held by the Fund) are valued using a matrix system at fair value as determined by ND Money Management. The matrix system has been developed based on procedures approved by the Board of Directors and includes consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, and indications as to value from dealers and general market conditions. Because the market value of securities can only be established by agreement between parties in a sales transaction, and because of the uncertainty inherent in the valuation process, the fair values as determined may differ from the values that would have been used had a ready market for the securities existed. The Fund follows industry practice and records security transactions on the trade date.

The Fund concentrates its investments in a single state. This concentration may result in the Fund investing a relatively high percentage of its assets in a limited number of issuers.

Federal and state income taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required. The Fund has available at December 31, 1999, a net capital loss carryforward totaling $946,732, which may be used to offset capital gains realized during subsequent years through December 31, 2006.

Distributions to shareholders - Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Investment income - Dividend income is recognized on the ex-dividend date and interest income is recognized daily on an accrual basis. Premiums and discounts on securities purchased are amortized using the effective interest method over the life of the respective securities, unless callable, in which case they are amortized to the earliest call date.

Futures contracts - The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for Federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications - Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3.   CAPITAL SHARE TRANSACTIONS
As of December 31, 1999, there were 200,000,000 shares of $.001 par authorized; 6,464,834 and 5,857,896 were outstanding at December 31, 1999 and December 31, 1998, respectively.

Transactions in capital shares were as follows:

                                                       Shares
                                         --------------------------------------
                                         For the Year           For the Year
                                             Ended                  Ended
                                        December 31, 1999     December 31, 1998
                                        ---------------------------------------
Shares sold                                 1,121,083             1,353,606
Shares issued on reinvestment of dividends    190,311               164,173
Shares redeemed                              (704,456)             (359,336)
                                        ---------------------------------------
Net increase (decrease)                       606,938             1,158,443
                                        =======================================
Note 4.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
ND Money Management, Inc., the Fund's investment adviser; ND Capital, Inc., the Fund's underwriter; and ND Resources, Inc., the Fund's transfer and accounting services agent; are subsidiaries of ND Holdings, Inc., the Fund's sponsor.

The Fund has engaged ND Money Management, Inc. to provide investment advisory and management services to the Fund. The Investment Advisory Agreement provides for fees to be computed at an annual rate of 0.60% of the Fund's average daily net assets. The Fund has recognized $323,083 of investment advisory fees after partial waiver for the year ended December 31, 1999. The Fund has a payable to ND Money Management, Inc. of $20,340 at December 31, 1999 for investment advisory fees. Certain officers and directors of the Fund are also officers and directors of the investment adviser.

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the 1940 Act, whereby the Fund shall pay to ND Capital, Inc. (Capital), its principal underwriter, an annual fee for certain expenses incurred by Capital in connection with the distribution of the Fund's shares. The annual fee paid to Capital under the Plan is calculated daily and paid monthly by the Fund at the annual rate of 0.75% of the average daily net assets of the Fund. The Fund has recognized $310,145 of 12b-1 fee expenses after partial waiver for the year ended December 31, 1999. The Fund has a payable to Capital of $25,379 at December 31, 1999 for 12b-1 fees.

The Fund has engaged ND Capital, Inc. as agent for the purchase of certain investment securities. For the year ended December 31, 1999, no commissions were earned by ND Capital, Inc.

ND Resources, Inc., (the transfer agent), provides shareholder services for a monthly fee equal to an annual rate of 0.16% of the Fund's first $10 million of net assets, 0.13% of the Fund's net assets on the next $15 million, 0.11% of the Fund's net assets on the next $15 million, 0.10% of the Fund's net assets on the next $10 million, and 0.09% of the Fund's net assets in excess of $50 million. The Fund has recognized $72,958 of transfer agency fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc. of $6,000 at December 31, 1999 for transfer agency fees. ND Resources, Inc. also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $53,845 of accounting service fees for the year ended December 31, 1999. The Fund has a payable to ND Resources, Inc.
of $4,461 at December 31, 1999 for accounting service fees.

Note 5.	INVESTMENT SECURITY TRANSACTIONS
The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $11,417,321, and $5,383,025, respectively, for the year ended December 31, 1999.



Note 6.	INVESTMENT IN SECURITIES
At December 31, 1999, the aggregate cost of securities for federal income tax purposes was $62,560,412, and the net unrealized depreciation of investments based on the cost was $2,402,553, which is comprised of $205,555 aggregate gross unrealized appreciation and $2,608,108 aggregate gross unrealized depreciation.

Financial Highlights Selected per share data and ratios for the period
-----------------------------------------------------------------------
indicated
---------

                                                          For The       For The       For The       For The       For The
                                                           Year          Year           Year          Year          Year
                                                          Ended         Ended          Ended         Ended         Ended
                                                         December     December        December      December      December
                                                         31, 1999     31, 1998       31, 1997      31, 1996      31, 1995
                                                        -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.05      $  10.16       $  10.07      $  10.04      $  9.39
                                                        -------------------------------------------------------------------
Income from Investment Operations:
     Net investment income                               $    .42      $    .42       $    .46      $    .48      $   .51
     Net realized and unrealized gain
     (loss) on investment and futures
     transactions                                            (.64)         (.06)           .13           .06          .67
                                                        -------------------------------------------------------------------
         Total Income (Loss) From
          Investment Operations                          $   (.22)     $    .36       $    .59      $    .54      $  1.18
                                                       -------------------------------------------------------------------
Less Distributions:
     Dividends from net investment
     Income                                              $   (.42)     $   (.42)      $   (.46)      $  (.48)     $  (.51)
     Return of capital distributions                         (.05)         (.05)          (.04)         (.03)        (.02)
     Distributions from net realized
     Gains                                                    .00           .00            .00           .00          .00
                                                       -------------------------------------------------------------------
         Total Distributions                             $   (.47)     $   (.47)      $   (.50)      $  (.51)     $  (.53)
                                                       -------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $   9.36      $  10.05       $  10.16       $ 10.07      $ 10.04
                                                       ===================================================================
Total Return                                                (2.32%)(A)     3.66%(A)       5.96%(A)      5.52%(A)    12.85%(A)

Ratios/Supplemental Data:
     Net assets, end of period (in
     thousands)                                          $  60,492     $  58,879      $  47,749      $ 34,803     $ 24,055



     Ratio of net expenses (after
     expense assumption) to average
     net assets                                              1.30%(B)      1.30%(B)       1.17%(B)      0.96%(B)     0.66%(B)
     Ratio of net investment income to
     average net assets                                      4.26%         4.18%          4.51%         4.76%        5.11%
     Portfolio turnover rate                                 8.94%         3.65%          7.91%         7.12%        7.39%

[FN]
(A)  Excludes contingent deferred sales charge of 4%.
(B) During the periods indicated above, ND Holdings, Inc. assumed/waived expenses of $204,163, $177,054, $60,969, $98,321, and $99,757. If the
expenses had not been assumed/waived, the annualized ratio of total expenses to average net assets would have been 1.63%, 1.63%, 1.32%, 1.29%, and 1.22% respectively.

The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Montana Tax-Free Fund, Inc.


We have audited the accompanying statement of assets and liabilities of Montana Tax-Free Fund, Inc. (the Fund), including the schedule of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Montana Tax-Free Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets, and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.



BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota
February 03, 2000